Exhibit 99.1

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2021

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Comprehensive Income	4

Consolidated Statements of Equity	5-6

Consolidated Statements of Cash Flows	7-9

Notes to Interim Consolidated Financial Statements	10-19

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,		December 31,
	2021	2020	2020
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$137,726	$75,822	$59,387
Financial assets at fair value through profit or loss	96,403	—	97,903
Rents and other receivables, net	5,676	2,893	6,701
Prepaid expenses and other assets	4,922	858	3,475
Restricted cash	4,213	2,247	1,731
	248,940	81,820	169,197
NON-CURRENT ASSETS
Investment properties	1,506,851	1,119,601	1,601,933
Property plant and equipment - hotels, net	133,993	—	136,262
Goodwill	13,534	—	16,342
Investment in joint ventures	204,092	206,725	215,955
Financial assets at fair value through profit or loss	—	84,365	—
Restricted cash	23,988	9,474	12,253
	1,882,458	1,420,165	1,982,745
Total assets	$2,131,398	$1,501,985	$2,151,942
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes and bond payable, net	$317,706	$24,514	$111,447
Debentures, net	98,950	56,642	60,399
Accounts payable and accrued liabilities	21,234	14,992	23,054
Due to affiliates	2,327	4,870	3,045
Distribution payable to Owner	—	—	11,758
Other liabilities	27,998	14,898	19,144
Lease obligation	360	—	360
Series A Cumulative Convertible Redeemable Preferred Stock	15,233	—	—
	483,808	115,916	229,207
LONG-TERM LIABILITIES
Notes and bond payable, net	433,357	493,217	730,665
Debentures, net	173,765	183,702	196,557
Lease obligation	8,979	—	8,914
Rental security deposits	6,037	4,260	5,719
Series A Cumulative Convertible Redeemable Preferred Stock	—	15,233	15,233
	622,138	696,412	957,088
Total liabilities	1,105,946	812,328	1,186,295
EQUITY
Owner's net equity	993,870	674,430	929,770
Non-controlling interests	31,582	15,227	35,877
Total equity	1,025,452	689,657	965,647
Total liabilities and equity	$2,131,398	$1,501,985	$2,151,942

The accompanying notes are an integral part of the interim consolidated financial statements.

November 14, 2021	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$88,114	$62,366	$27,593	$22,244	$93,107
Tenant reimbursements	9,603	7,307	2,898	2,278	10,171
Hotel revenues	24,578	—	12,154	—	3,718
Other operating income	1,547	1,386	374	440	1,927
Total revenues and other income	123,842	71,059	43,019	24,962	108,923

Expenses:
Operating, maintenance, and management fees	(33,963)	(23,369)	(11,492)	(8,251)	(36,091)
Real estate taxes and insurance	(15,950)	(10,570)	(5,262)	(3,791)	(15,702)
Hotel expenses	(15,715)	—	(6,484)	—	(3,836)
Total expenses	(65,628)	(33,939)	(23,238)	(12,042)	(55,629)
Gross profit	58,214	37,120	19,781	12,920	53,294

Fair value adjustment of investment properties, net	77,496	(33,778)	84,318	(9,572)	(24,214)
Depreciation	(2,313)	—	(788)	—	(832)
Equity in loss of unconsolidated joint ventures	(16,648)	(28,829)	(13,646)	(23,512)	(29,593)
Asset management fees to affiliate	(10,802)	(6,867)	(3,422)	(2,426)	(9,982)
Impairment charges on goodwill	(2,808)	—	(2,808)	—	—
General and administrative expenses	(3,668)	(2,586)	(1,534)	(1,022)	(3,590)
Operating profit (loss)	99,471	(34,940)	81,901	(23,612)	(14,917)

Transaction and related costs	(208)	—	(208)	—	(6,018)
Finance income	149	267	55	19	318
Finance income from financial assets at fair value through profit or (loss)	19,632	(14,220)	574	(1,532)	(6,435)
Finance expenses	(31,355)	(19,844)	(10,283)	(6,465)	(30,126)
Gain on extinguishment of debt	1,365	—	1,352	—	415
Foreign currency transaction adjustments, net	568	12,338	(2,271)	(445)	(2,912)
Net income (loss)	$89,622	$(56,399)	$71,120	$(32,035)	$(59,675)

Net income (loss) attributable to owner	$94,100	$(52,424)	$74,813	$(28,692)	$(63,293)
Net (loss) income attributable to non-controlling interests	(4,478)	(3,975)	(3,693)	(3,343)	3,618
Net income (loss)	$89,622	$(56,399)	$71,120	$(32,035)	$(59,675)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Net income (loss)	$89,622	$(56,399)	$71,120	$(32,035)	$(59,675)
Total comprehensive income (loss)	$89,622	$(56,399)	$71,120	$(32,035)	$(59,675)

Total comprehensive income (loss) attributable to owner	$94,100	$(52,424)	$74,813	$(28,692)	$(63,293)
Total comprehensive (loss) income attributable to non-controlling interests	(4,478)	(3,975)	(3,693)	(3,343)	3,618
Total comprehensive income (loss)	$89,622	$(56,399)	$71,120	$(32,035)	$(59,675)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2021	$693,554	$194,585	$41,631	$929,770	$35,877	$965,647
Net income (loss)	—	94,100	—	94,100	(4,478)	89,622
Total comprehensive income (loss)	—	94,100	—	94,100	(4,478)	89,622
Distributions to Owner	(30,000)	—	—	(30,000)	—	(30,000)
Non-controlling interest contributions	—	—	—	—	183	183
Balance at September 30, 2021	$663,554	$288,685	$41,631	$993,870	$31,582	$1,025,452

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2020	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948
Net loss	—	(52,424)	—	(52,424)	(3,975)	(56,399)
Total comprehensive loss	—	(52,424)	—	(52,424)	(3,975)	(56,399)
Non-controlling interest contributions	—	—	—	—	3,136	3,136
Distributions to non-controlling interests	—	—	—	—	(28)	(28)
Balance at September 30, 2020	$413,087	$219,712	$41,631	$674,430	$15,227	$689,657

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at July 1, 2021	$693,554	$213,872	$41,631	$949,057	$35,255	$984,312
Net (loss) income	—	74,813	—	74,813	(3,693)	71,120
Total comprehensive (loss) income	—	74,813	—	74,813	(3,693)	71,120
Distributions to Owner	(30,000)	—	—	(30,000)	—	(30,000)
Non-controlling interest contributions	—	—	—	—	20	20
Balance at September 30, 2021	$663,554	$288,685	$41,631	$993,870	$31,582	$1,025,452

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at July 1, 2020	$413,087	$248,404	$41,631	$703,122	$15,574	$718,696
Net loss	—	(28,692)	—	(28,692)	(3,343)	(32,035)
Total comprehensive loss	—	(28,692)	—	(28,692)	(3,343)	(32,035)
Non-controlling interest contributions	—	—	—	—	3,024	3,024
Distributions to non-controlling interests	—	—	—	—	(28)	(28)
Balance at September 30, 2020	$413,087	$219,712	$41,631	$674,430	$15,227	$689,657

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions (distributions)	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at January 1, 2020	$413,087	$272,136	$41,631	$726,854	$16,094	$742,948
Net (loss) income	—	(63,293)	—	(63,293)	3,618	(59,675)
Total comprehensive (loss) income	—	(63,293)	—	(63,293)	3,618	(59,675)
Contributions from Owner	280,467	—	—	280,467	12,325	292,792
Dividends declared to Owner	—	(14,258)	—	(14,258)	—	(14,258)
Non-controlling interests contributions	—	—	—	—	3,868	3,868
Distributions to non-controlling interests	—	—	—	—	(28)	(28)
Balance at December 31, 2020	$693,554	$194,585	$41,631	$929,770	$35,877	$965,647

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net income (loss)	$89,622	$(56,399)	$71,120	$(32,035)	$(59,675)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in loss of unconsolidated joint ventures	16,648	28,829	13,646	23,512	29,593
Fair value adjustment on investment properties, net	(77,496)	33,778	(84,318)	9,572	24,214
Depreciation	2,313	—	788	—	832
Impairment charges on goodwill	2,808	—	2,808	—	—
Transaction and related costs	—	—	—	—	6,018
Gain on extinguishment of debt	(1,365)	—	(1,352)	—	(415)
Deferred rent	(1,770)	(2,411)	(392)	(861)	(3,918)
Bad debt expense	2,521	1,114	824	363	2,306
Financing expense	31,355	19,844	10,283	6,465	30,142
Financing income	(149)	(267)	(55)	(19)	(318)
Finance (income) loss from financial assets at fair value through profit or loss	(19,632)	14,220	(574)	1,532	6,435
Foreign currency transaction (gain) loss, net	(568)	(12,338)	2,271	445	2,912
	44,287	26,370	15,049	8,974	38,126
Changes in assets and liabilities:
Restricted cash	(3,603)	(678)	(2,329)	606	690
Rents and other receivables	(1,680)	(838)	(297)	(435)	(3,264)
Prepaid expenses and other assets	(1,421)	(80)	(1,356)	(71)	637
Accounts payable and accrued liabilities	932	1,358	2,363	1,660	(3,128)
Rental security deposits	318	(85)	(773)	(9)	(93)
Due to affiliates	(754)	238	850	(2,192)	201
Other liabilities	(802)	(135)	(280)	(88)	650
Lease incentive additions	983	(1,298)	83	(212)	(2,014)
	(6,027)	(1,518)	(1,739)	(741)	(6,321)
Net cash provided by operating activities	38,260	24,852	13,310	8,233	31,805
Cash Flows from Investing Activities:
Acquisitions of investment properties	(4,117)	(19,312)	—	(2,063)	(19,312)
Acquisition of BPT *)	—	278	—	278	403
POSOR II merger **)	—	—	—	—	3,717
Improvements to investment properties	(14,832)	(18,648)	(5,576)	(4,909)	(25,048)
Proceeds from sales of investment properties, net	195,091	—	145,429	—	332
Additions to property plant and equipment - hotels	(44)	—	(11)	—	(94)
Investment in unconsolidated joint venture	(4,769)	(1,709)	(743)	(1,276)	(12,620)
Investments in financial assets at fair value through profit or loss, net	—	(35,510)	—	(14,227)	(35,971)
Distribution from financial assets at fair value through profit or loss, net	—	1,225	—	—	1,370
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	14,439	10,964	—	—	10,964
Purchase of interest rate cap	(18)	(6)	—	—	(16)
Proceeds from disposition of foreign currency collars	—	14,125	—	14,125	14,125
Interest income received	150	264	55	21	316
Dividend income received from financial assets at fair value through profit or loss	6,876	5,243	3,188	2,764	6,214
Restricted cash deposited for capital expenditures	(4,067)	—	(15)	—	—
Net cash provided by (used in) investing activities	188,709	(43,086)	142,327	(5,287)	(55,620)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, notes and bonds payable	$157,246	$104,143	$—	$2,250	$112,480
Principal payments on notes and bond payable	(233,964)	(57,611)	(102,292)	(462)	(70,649)
Payments of deferred financing costs	(2,745)	(2,452)	(612)	—	(2,570)
Interest paid	(29,797)	(19,528)	(11,829)	(7,774)	(24,528)
Distributions to Owner	(41,758)	—	(30,000)	—	(2,500)
(Contribution) release of restricted cash for debt service obligations	(358)	1,011	—	—	1,011
Non-controlling interests contributions	183	112	20	—	844
Distributions to non-controlling interests	—	(28)	—	(28)	(28)
Other financing proceeds, net	2,367	—	—	—	—
Net cash (used in) provided by financing activities	(148,826)	25,647	(144,713)	(6,014)	14,060
Effect of exchange rate changes on cash and cash equivalents	196	31	420	148	764
Net increase (decrease) in cash and cash equivalents	78,339	7,444	11,344	(2,920)	(8,991)
Cash and cash equivalents, beginning of period	59,387	68,378	126,382	78,742	68,378
Cash and cash equivalents, end of period	$137,726	$75,822	$137,726	$75,822	$59,387

Supplemental Disclosure of Noncash Activities:

Accrual improvements to real estate	$1,721	$2,393	$1,721	$2,393	$2,733
Distribution payable to Owner	$—	$—	$—	$—	$11,758

*)    Assets and liabilities assumed or eliminated in connection with Battery Point Trust acquisition:

Rents and other receivables	$—	$17	$—	$17	$17
Prepaid expenses and other assets	—	4	—	4	4
Investment property	—	56,148	—	56,148	56,148
Financial assets at fair value through profit or loss	—	(16,000)	—	(16,000)	(16,000)
Notes payable	—	(36,003)	—	(36,003)	(36,003)
Accounts payable and accrued liabilities	—	(344)	—	(344)	(344)
Due to Owner	—	(721)	—	(721)	(721)
Other liabilities	—	(355)	—	(355)	(480)
Non-controlling interests	—	(3,024)	—	(3,024)	(3,024)
Cash assumed in connection with Battery Point Trust acquisition	$—	$(278)	$—	$(278)	$(403)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

**)    Assets and liabilities assumed in connection with POSOR II merger:

Rents and other receivables	$—	$—	$—	$—	$2,567
Prepaid expenses and other assets	—	—	—	—	3,341
Investment property	—	—	—	—	465,908
Property plant and equipment - hotels, net	—	—	—	—	137,000
Investment in joint ventures	—	—	—	—	3,150
Financial assets at fair value through profit or loss	—	—	—	—	6,271
Restricted cash	—	—	—	—	3,243
Goodwill	—	—	—	—	16,342
Notes payable	—	—	—	—	(328,203)
Accounts payable and accrued liabilities	—	—	—	—	(9,926)
Due to Owner	—	—	—	—	(2,123)
Lease obligation	—	—	—	—	(9,258)
Other liabilities	—	—	—	—	(3,788)
Rental security deposits	—	—	—	—	(1,467)
Owner's net equity	—	—	—	—	(280,467)
Non-controlling interests	—	—	—	—	(12,325)
Transaction and related costs	—	—	—	—	6,018
Cash assumed in connection with POSOR II merger	$—	$—	$—	$—	$(3,717)

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1:    GENERAL INFORMATION

a.    These financial statements have been prepared in a condensed format as of September 30, 2021 and for the nine and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2020 and for the year then ended and the accompanying notes ("annual financial statements").
b.    The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment. The Company started recognizing three reporting segments beginning October 2020 consisting of strategic opportunistic properties, single-family homes and hotels.
c.    In determining the fair value of investment property, the Group relies on valuations performed by external (independent) valuation specialists who are experts in real estate valuations and who have the necessary knowledge and experience and by the Group management which has extensive professional experience and by internal valuation specialists.
d.    The recent global outbreak of COVID-19 (more commonly known as the Coronavirus) has significantly disrupted economic markets and impacted commercial activity worldwide, including the US, and the prolonged economic impact is uncertain. Some economists and major investment banks have expressed concern that the continued spread of the virus globally will lead to a world-wide economic downturn. Customers and potential customers of the properties we own could be adversely affected by the disruption to business caused by the global outbreak of the Coronavirus. This could lead to similar negative impacts on our business. The Company's September 2021 rents were over 95% collected.
Because our property investments are located in the United States, COVID-19 has begun and will continue to impact our properties and operating results given its continued spread within the United States reduces occupancy, increases the cost of operation, results in limited hours or necessitates the closure of such properties. In addition, quarantines, states of emergencies and other measures taken to curb the spread of COVID-19 may negatively impact the ability of such properties to continue to obtain necessary goods and services or provide adequate staffing, which may also adversely affect our properties and operating results.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

a.    Basis of presentation of the consolidated financial statements:
The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.
The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.
b.    IAS 1 Presentation of Financial Statements: Amendments to classification of liabilities as current or non-current
The Company has elected to early adopt IAS 1, "Presentation of Financial Statement: Amendments to classification of liabilities as current or non-current." Due to the amendment, the accounting policy of the company is:
a.Only the existing rights of the company at the end of the reporting period, will be used to determine if the Company has the right to exclude the obligation.
b.    The consideration and the discretion in the Company's ability to postpone the payment for period of 12 months from the report period.
c.    Disposal of liability can be done through transfer of cash but, also in capital instruments of the entity, assets or services.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES

110 William Joint Venture:
The Company does not attach the financial statements of Pacific Oak SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below.
Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	September 30,		December 31,
	2021	2020	2020
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$14,072	$16,865	$16,914
Non-current assets (investment property)	460,700	500,800	503,559
Current liabilities	44,375	6,679	4,024
Non-current liabilities	276,644	313,070	316,827

Equity	153,753	197,916	199,622

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$84,538	$102,639	$103,835

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$23,233	$26,387	$6,982	$9,936	$36,304
Gross profit	6,087	14,832	1,626	5,905	20,691
Operating profit (loss) *)	(34,916)	(40,126)	(39,377)	(28,913)	(34,274)
Net loss *)	(45,867)	(52,169)	(42,912)	(33,026)	(50,464)
Share of loss from joint venture (Based on the waterfall mechanism)	(19,298)	(22,281)	(18,850)	(14,459)	(21,085)
*) Includes revaluation of investment properties	$(41,003)	$(54,958)	$(41,003)	$(34,818)	$(54,965)

(1)    The company holds 60% of Pacific Oak SOR SREF III 110 William, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (Cont.)

353 Sacramento Joint Venture:
The Company does not attach the financial statements of Pacific Oak SOR Acquisition XXIX, LLC (353 Sacramento Street), since its reports are insignificant to the Company's financial statements and do not add more information to the contained below
Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	September 30,		December 31,
	2021	2020	2020
	Unaudited		Audited
	U.S. dollars in thousands
Current assets	$15,232	$6,184	$7,484
Non-current assets (investment property)	252,500	255,600	250,600
Current liabilities	112,500	3,127	113,228
Non-current liabilities	1,754	117,295	1,754

Equity	153,478	141,362	143,102

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$86,469	$78,190	$82,119

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2021	2020	2021	2020	2020
	Unaudited				Audited
	U.S. dollars in thousands
Revenues	$15,873	$15,277	$5,279	$5,313	$20,282
Gross profit	7,509	10,594	1,508	3,627	13,909
Operating profit (loss)*)	7,431	(7,772)	9,743	(14,542)	(10,539)
Net profit (loss)*)	4,731	(11,064)	8,783	(15,490)	(14,827)
Share of profit (loss) from joint venture (Based on the waterfall mechanism)	3,207	(5,980)	5,326	(8,484)	(7,551)
*) Includes revaluation of investment properties	$(78)	$(18,366)	$8,235	$(18,169)	$(24,448)

(1)    The company holds 55% of Pacific Oak SOR Acquisition XXIX, LLC.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of non-current notes payables as of September 30, 2021 is not materially different from its fair value as presented in the annual consolidated financial statements as of December 31, 2020. The fair value of the debentures payable as of September 30, 2021 was approximately $275.2 million (887.3 million NIS).
As of September 30, 2021, the Company had a working capital shortfall amounting to $234.9 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due and does not anticipate any challenges in refinancing such loans given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. Accordingly, the Company does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION
The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. Prior to November 2019, the Company had only one segment. The Company started recognizing three reporting segments beginning October 2020 consisting of strategic opportunistic properties, single-family homes and hotels. The selected financial information for the reporting segments as of and for the nine and three months ended September 30, 2021 and 2020 and as of and the year ended December 31, 2020 is as follows (in thousands):

	September 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties (Including held for sale)	$1,254,000	$252,851	$—	$1,506,851
Property plant and equipment - hotels, net	$—	$—	$133,993	$133,993
Total assets	$1,706,184	$272,528	$152,686	$2,131,398
Total liabilities	$878,133	$140,269	$87,544	$1,105,946

	Nine months ended September 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$82,386	$16,878	$24,578	$123,842
Gross profit	$41,070	$8,281	$8,863	$58,214
Finance expenses	$21,930	$4,960	$4,465	$31,355

	Three months ended September 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$25,108	$5,757	$12,154	$43,019
Gross profit	$11,164	$2,947	$5,670	$19,781
Finance expenses	$7,286	$1,512	$1,485	$10,283

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (cont.)

	September 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$913,180	$206,421	$—	$1,119,601
Property plant and equipment - hotels, net	$—	$—	$—	$—
Total assets	$1,280,561	$221,424	$—	$1,501,985
Total liabilities	$676,756	$135,572	$—	$812,328

	Nine months ended September 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$59,539	$11,520	$—	$71,059
Gross profit	$31,596	$5,524	$—	$37,120
Finance expenses	$16,180	$3,664	$—	$19,844

	Three months ended September 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$19,545	$5,417	$—	$24,962
Gross profit	$10,264	$2,656	$—	$12,920
Finance expenses	$4,954	$1,511	$—	$6,465

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (cont.)

	December 31, 2020
	Audited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total

Investment properties	$1,383,802	$218,131	$—	$1,601,933
Property plant and equipment - hotels, net	$—	$—	$136,262	$136,262
Total assets	$1,772,688	$228,408	$150,846	$2,151,942
Total liabilities	$962,118	$130,957	$93,220	$1,186,295

	Year ended December 31, 2020
	Audited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$88,188	$17,017	$3,718	$108,923
Gross profit (loss)	$45,195	$8,217	$(118)	$53,294
Finance expenses	$23,450	$5,171	$1,505	$30,126

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Series A Debentures
On March 1, 2021, the Company paid the third principal installment payment of 194.0 million Israeli new Shekels (approximately $58.9 million as of March 1, 2021).
On March 4, 2021 the Company issued debentures (series A) in the amount of 250.0 million NIS par value through a private placement. The debentures were issued at a 1.9% discount resulting in total consideration of 245.3 million NIS ($74.2 million as of March 4, 2021). The additional debentures shall have an equal level of security, pari passu, amongst themselves and between them and the debentures (Series A), which were initially issued, without any right of precedence or preference between any of them.
Series B Debentures
On February 16, 2020, the Company issued 254.1 million Israeli new Shekels (approximately $74.1 million as of February 16, 2020) of Series B debentures to Israeli investors pursuant to a public offering registered with the Israel Securities Authority. The Series B Debentures bears interest at the rate of 3.93% per year. The first interest payment was on July 31, 2020 and subsequent payments are on January 31st and July 31st of each year from 2021 to 2026. The aggregate offering costs were approximately $2.2 million and the effective interest rate is approximately 4.5%. The Series B Debentures have principal installment payments equal to 33.33% of the face amount of the Series B Debentures on January 31st of each year from 2024 to 2026.
The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of September 30, 2021, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of September 30, 2021 was $994.0 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 50%; (iii) the Adjusted NOI was $93.0 million for the trailing twelve months ended September 30, 2021; and (iv) the consolidated scope of projects was $0 as of September 30, 2021.
Park Highlands Sale
On June 3, 2021, the Company sold approximately 193 developable acres of Park Highlands undeveloped land for an aggregate sales price, net of closing credits, costs and deferred profit, of $46.6 million. The purchasers are not affiliated with the Company or the Advisor.
City Tower Disposition
On July 27, 2021, the Company, through an indirect wholly owned subsidiary, sold City Tower, which was classified as held for sale as of September 30, 2021, to a purchaser unaffiliated with the Company or the Advisor, for $150.5 million, before closing costs and credits. The Company repaid $98.1 million of the outstanding principal balance due under the mortgage loan secured by the property.
Dividend Approval
On August 5, 2021, the Company’s board of directors approved a distribution of dividend in the amount of $30.0 million to the Owner.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the consolidated financial statements are issued.
Richardson Acquisition
On November 22, 2011, the Company, through an indirect wholly owned subsidiary, and JP-Richardson, LLC, an affiliate of JP Realty Partners, LTD., entered into an agreement to form a joint venture (the “Richardson Joint Venture”), and on November 23, 2011, the Richardson Joint Venture acquired a portfolio of office buildings and undeveloped land in Richardson, Texas (the “Richardson Portfolio”).
On October 18, 2021, the Company purchased the 10% minority interest in the Richardson Joint Venture, for $4.0 million from JP-Richardson, LLC. As of the date of purchase, the Richardson Portfolio consisted of four office buildings and 14 acres of undeveloped land. Subsequent to the purchase, the Company owned 100% of the Richardson Joint Venture.
Bond Offerings
Subsequent to September 30, 2021, the Company issued additional Series B Debentures in the amount of 536.4 million Israeli new Shekels par value through a public offering. The public offering Series B Debentures were issued at a 2.6% discount resulting in a total consideration of 522.4 million Israeli new Shekels ($166.8 million as of November 1, 2021). Additionally, the Company also issued 53.6 million Israeli new Shekels par value through a private offering. The private offering Series B Debentures were issued at a 3.1% discount resulting in a total consideration of 52.0 million Israeli new Shekels ($16.6 million as of November 1, 2021). The additional Series B Debentures have an equal level of security, pari passu, amongst themselves and between them and the initial Series B Debentures, which were initially issued, without any right of precedence or preference between any of them. On November 15, 2021, the Company completed the full early repayment of the Series A Debentures with proceeds from the additional Series B Debentures and available cash on hand.
Notes Payable Refinancing
On October 7, 2021, the Company refinanced the Madison Square Mortgage Loan with a mortgage loan from an unaffiliated lender (the “Refinancing”) for borrowings up to $27.0 million. At closing, $17.5 million of the loan was funded and the remaining $9.5 million was available for future disbursements, subject to certain terms and conditions contained in the loan documents. The Refinancing is interest only with a fixed interest rate of 4.625% and has a maturity date of October 7, 2024. In connection with the execution of the Refinancing, Pacific Oak SOR Properties, LLC, a wholly owned subsidiary, is providing an unconditional guarantee and will be held liable, as a primary obligor for our obligations under the Refinancing.

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